THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                             ---------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                             ---------------------

                          THE CIT GROUP HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                               13-2994534
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1211 Avenue of the Americas
New York, New York                                      10036
(Address of principal executive offices)               (Zip code)

                              ---------------------

                  7.70% Junior Subordinated Debentures due 2027
                       (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                        Address
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      Superintendent of Banks of the State of       2 Rector Street, New York,
      New York                                      N.Y.  10006, and
                                                    Albany, N.Y. 12203

      Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                    N.Y.  10045

      Federal Deposit Insurance Corporation         Washington, D.C.  20429

      New York Clearing House Association           New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2. Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-
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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of February, 1997.


                                                 THE BANK OF NEW YORK



                                              By:     /S/MARY LAGUMINA
                                                 -------------------------------
                                                 Name:  MARY LAGUMINA
                                                 Title: ASSISTANT VICE PRESIDENT


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                              Exhibit 7 to Form T-1

                       CONSOLIDATED REPORT OF CONDITION OF

                            The Bank of New York
                  of 48 Wall Street, New York, New York 10286
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,
      at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                     ASSETS                                         in Thousands


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ...................................             $ 4,404,522
  Interest-bearing balances ...........................                 732,833

Securities:
Held to maturity securities ...........................                 789,964
Available-for-sale securities .........................               2,005,509

Federal Funds sold in domestic offices of the
  bank:
  Federal funds sold ..................................               3,364,836
Loans and lease financing receivables:
  Loans and leases, net of unearned income ............ $28,726,602
  Less: Allowance for loan and lease losses ...........     584,525
  Less: Allocated transfer risk reserve ...............         429
                                                        -----------
  Loans and leases, net of unearned income,
    allowance, and reserve ............................              28,143,648
Assets  held in Trading accounts.......................               1,004,242
Premises and fixed assets (including capitalized
leases) ...............................................                 605,668
Other real estate owned ...............................                  41,238
Investments in unconsolidated subsidiaries and
  associated companies ................................                 205,031
Customer's liability to this bank on acceptances
  outstanding .........................................                 949,154
Intangible assets .....................................                 490,524
Other assets ..........................................               1,305,839
                                                                    -----------
TOTAL ASSETS ..........................................             $44,043,010
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                                   LIABILITIES

Deposits
  In domestic offices ..................................            $20,441,318
  Noninterest-bearing ..................................$ 8,158,472
  Interest-bearing ..................................... 12,282,846
  In foreign offices, Edge and Agreement subsidiaries,
     and IBF's .........................................             11,710,903
  Noninterest-bearing ..................................$    46,182
  Interest-bearing ..................................... 11,664,721

Federal funds  purchased in
  domestic offices of the bank
  Federal funds purchased ..............................              1,565,288
Demand notes issued to the U.S. Treasury ...............                293,186
Trading liabilities ....................................                826,856
Other Borrowed money:
  With original maturity of one year or less ...........              2,103,443
With original maturity of more than one year ...........                 20,766
Bank's liability on acceptances executed and outstanding                951,116
Subordinated notes and debentures ......................              1,020,400
Other liabilities ......................................              1,522,884
                                                                    -----------
TOTAL LIABILITIES ......................................             40,456,160
                                                                    -----------
                                 EQUITY CAPITAL

Common stock ...........................................                942,284
Surplus ................................................                525,666
Undivided profits and capital reserves .................              2,129,376
Net unrealized holding gains (losses)
on available-for-sale securities .......................                 (2,073)
Cumulative foreign currency translation adjustments ....                 (8,403)
                                                                    -----------
TOTAL EQUITY CAPITAL ...................................              3,586,850
                                                                    -----------
TOTAL LIABILITIES AND EQUITY CAPITAL....................            $44,043,010
                                                                    ===========

I, Robert E. Keifman, Senior Vice President & Comptroller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               ROBERT E. Keifman

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                                    J CARTER BACOT         )
                                    THOMAS A. RENYI        )      DIRECTORS
                                    ALAN R. GRIFFITH       )

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